Extension to Letter of Intent

This Extension to Letter of Intent ("ELOI") is between **Live Current Media, Inc.** located at ***880 – 50 West Liberty Street, Reno, NV 89501, USA*** ("LIVC"), and Cell MedX Corp. located at ***123 W. Nye Ln, Suite 446 Carson City, NV*** ("CMXC"). For purposes of this LOI, LIVC and CMXC are referred to collectively as "the Parties."

WHEREAS, CMXC and LIVC signed a Letter of Intent ("LOI") on September 10, 2018 (attached as Appendix A) and;

WHEREAS, CMXC and LIVC desire to extend the terms of the LOI;

NOW, THEREFORE, in consideration of the mutual promises expressed herein, the sufficiency of which is acknowledged by the Parties, LIVC and CMXC agree as follows:

1. **Extension**

All terms of the LOI will remain in place except part "2. Term" which will be extended to a date 90 days following the signing of this ELOI or upon being replaced by a definitive agreement signed by both Parties.

IN WITNESS WHEREOF, the Parties, through their respective authorized signatories, have caused this Letter of Intent to be duly executed this 7th day of December 2018.

Live Current Media Inc.	**Cell MedX Corp.**
By: [signature]	By: [signature]
Signature	Signature
Name: David Jeffs	Name: Frank McEnulty
Title: CEO	Title: CEO
Date: December 7, 2018	Date: 12/7/18